Exhibit 99

OFG Bancorp Reports 1Q21 Results
OFG Bancorp Reports 1Q21 Results
SAN JUAN, Puerto Rico, April 21,

2021 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, reported
results for the first quarter ended March 31, 2021.
CEO Comment
José Rafael

Fernández, Chief

Executive Officer,

said: “First

quarter results

reflected strong

core performance

based on

the
continued success of

our strategies

focusing on agility

and service. Our results

also reflected the

federal stimulus, increased
liquidity, and an improving Puerto Rico economy as more people get vaccinated.
“We benefitted

from strong

new loan

generation and

deposit growth,

significantly reduced

cost of

funds, a more

efficient
operating structure, and the release of some COVID-related loan reserves.
“We followed

up last

year’s efforts

to help

small businesses

and their

employees with

another $126

million in

Paycheck
Protection Program

loans. Our

proprietary PPP

portal enables

clients to

apply for

funds, receive

them, and then

apply for
forgiveness, quickly and easily, and all online.
“Performance metrics

improved with

a loan yield

of 6.61%,

return on

average assets

of 1.21%, return

on average

tangible
common stockholders’ equity

of 13.11%, and

an efficiency ratio

of 60.84%. Credit

metrics also improved

as net charge

-offs,
delinquency rates, and loan deferrals all fell.
“Our capital

strategies are

working well.

In January,

we increased

the regular

quarterly cash

dividend 14%.

In March,

we
announced the redemption of all three outstanding series of preferred stock, which will improve our capital structure, enable
us to effectively deploy excess

liquidity, and increase net income available

to shareholders. As of 1Q21, we more than earned
back all

the tangible

book value

per common

share dilution

involved in

the Scotiabank

acquisition significantly

ahead of
schedule.
“As Puerto Rico

and USVI continue experiencing stronger signs of economic

revival, at OFG we

are strategically

well-
positioned to benefit from and play a

major part in this long-awaited development. Thanks

to all our team members who are
más que

listo

(more than

ready) to

help our

customers achieve

their goals

and aspirations

through the

pandemic and
beyond.”
1Q21 Highlights
Earnings:
EPS diluted was $0.56 compared to $0.42 in 4Q20 and $0.00 in 1Q20, which was the first quarter to be impacted by
the pandemic.

Revenues:
Total

core revenues were $127.7

million compared to $132.8 million in 4Q20. 4Q20 benefited

from $3.9 million in
seasonal annual

insurance commissions,

$2.0 million

in mortgage

sales held

back from

3Q20, and

$3.1 million

interest
income from

acquired loan

pre-payments. 1Q21

included $1.6

million in

interest income

from unamortized

yield from
approximately $92 million of forgiven PPP loans and benefitted from $1.4 million lower cost of deposits.
Expenses:

Non-interest expenses

were $77.7

million compared

to $89.0

million in

4Q20 and

$87.3 million

in 1Q20.

4Q20
included $10.1

million in

merger and

restructuring expenses.

1Q21 reflected

previously-announced cost

savings as

well as

$1.8 million primarily in gains

on sales as well

as improved valuations of

foreclosed properties. The efficiency

ratio improved
to 60.84% from 67.06% in 4Q20 and 66.49% in 1Q20.
Pre-Provision Net Revenues:

PPNR was $50.9 million compared to $44.1 million in 4Q20 and $49.2 million in 1Q20.
Provision:

Provision for

credit losses was

$6.3 million compared

to $14.2 million

in 4Q20 and

$47.1 million in

1Q20. 1Q21
included a

$3.7 million

release of

last year’s

COVID-19 related

loan reserves

and $3.5

million for

a commercial

loan in
workout prior to the pandemic. 1Q20 included $34.1 million related to the pandemic.
Loan Generation

and Balances:

New loan

originations totaled

$527.6 million

($401.4 million

excluding PPP),

compared to
$485.3 million in 4Q20

and $280.8 million in

1Q20. In addition to

PPP loans, 1Q21 was

driven year-over-year by

increases in
mortgage, auto, and

commercial lending. Net loans

were $6.43 billion at

3/31/21 compared to $6.50

billion at 12/31/20 and
$6.54 billion at 3/31/20. Net interest margin was 4.26% compared to 4.24% in 4Q20 and 4.94% in 1Q20.
Deposit Balances and Cost of Funds:

Customer deposits at 3/31/21 were

$8.72 billion compared to $8.37

billion at 12/31/20
and $7.56

billion at

3/31/20. Cost

of funds

was 48

bps compared

to 53

bps in

4Q20 and

69 bps

in 1Q20.

Total

interest
expense was $12.8 million compared to $14.3 million in 4Q20 and $18.6 million in 1Q20.
Asset Quality:
Net charge-offs were $9.1

million compared to $44.8 million in 4Q20

and $24.0 million in 1Q20. The
nonperforming loan

rate was

2.22% compared

to 2.35%

in 4Q20

and 2.07%

in 1Q20.

Total delinquency

rate was

2.15%
compared to 2.68% in 4Q20 and 3.16% in 1Q20.
Capital:

Tangible book

value per

share was

$17.39 compared

to $16.97

in 4Q20

and $15.60

in 1Q20.

The CET1

ratio was
13.56% compared to 13.08% in 4Q20 and 11.69% in 1Q20.
Conference Call, Financial Supplement & Presentation
A conference

call to discuss

1Q21 results, outlook

and related matters

will be held

today at

10:00 AM ET.

Phone (888) 562-
3356 or

(973) 582-

2700. Conference

ID: 319-4111.

The call

can also

be accessed

live on
www.ofgbancorp.com.

Webcast
replay will be available shortly thereafter.
OFG’s Financial

Supplement, with full

financial tables for

the quarter ended

March 31, 2021,

and the 1Q21

Conference Call
Presentation, can be found on the Quarterly Results page on OFG’s

Investor Relations website at
www.ofgbancorp.com.
Non-GAAP Financial Measures
In addition to

our financial information

presented in accordance

with GAAP,

management uses certain

“non-GAAP financial
measures” within the meaning of SEC Regulation G,

to clarify and enhance understanding of past

performance and prospects
for the

future. Please

refer to

Tables 8-

and 8-2

in OFG’s

above-mentioned Financial

Supplement for

a reconciliation

of
GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information

included in this

document contains

certain forward

-looking statements

within the meaning

of the

Private
Securities Litigation

Reform Act

of 1995.

These statements

are based

on management’s

current expectations

and involve
certain risks and uncertainties

that may cause

actual results to differ

materially from those expressed

in the forward-looking
statements.

Factors that

might cause

such a

difference include,

but are

not limited

to (i)

the rate

of growth

in the

economy and
employment levels,

as well

as general

business and

economic conditions;

(ii) changes

in interest

rates, as

well as

the
magnitude of such changes; (iii) changes to the financial condition of the government of Puerto Rico; (iv) the potential impact of damages

from future

hurricanes, earthquakes

and other

natural disasters

in Puerto

Rico; (v)

the fiscal

and monetary
policies of the federal

government and its agencies;

(vi) the performance of

the stock and bond

markets; (vii) competition

in
the financial

services industry;

(viii) possible

legislative, tax

or regulatory

changes; and

(ix) the

severity, magnitude

and

duration of the COVID

-19 pandemic, including impacts of the

pandemic and of responses of

federal, state

and local
governments on our branches, operations and personnel, and on our customers and their businesses.
For a

discussion of

such factors

and certain

risks and

uncertainties to

which OFG

is subject,

please refer

to OFG’s

annual
report on Form 10-

K

for the year

ended December 31, 2020, as

well as its other

filings with the U.S.

Securities and Exchange
Commission. Other than

to the extent

required by

applicable law,

including the requirements

of applicable securities

laws,
OFG assumes

no obligation

to update

any forward

-looking statements

to reflect

occurrences or

unanticipated events

or
circumstances after the date of such statements.
About OFG Bancorp
Now in its 57
th

year in business, OFG Bancorp is

a diversified financial holding company that

operates under U.S., Puerto

Rico
and U.S. Virgin Islands banking laws

and regulations. Its three principal subsidiaries, Oriental

Bank, Oriental Financial Services
and Oriental Insurance,

provide a wide

range of

retail and commercial

banking, lending and

wealth management products,
services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at www.ofgbancorp.com.

# # #
Contacts
Puerto Rico & USVI:

Idalis Montalvo (
idalis.montalvo@orientalbank.com ) at (787) 777-2847
US:

Gary Fishman (
gfishman@ofgbancorp.com ) and Steven Anreder ( sanreder@ofgbancorp.com ) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained

in this Financial Supplement is preliminary and based

on data available at the time

of the earnings presentation,
and investors should refer

to our March 31, 2021 Quarterly Report

on Form 10-Q once it is filed with the Securities and Exchange
Commission.
Table

of Contents
Pages
OFG Bancorp (Consolidated Financial Information)
Table

1:
Financial and Statistical Summary - Consolidated 2
Table

2:
Consolidated Statements of Operations 3
Table

3:
Consolidated Statements of Financial

Condition
4
Table

4:
Information on Loan Portfolio

and Production
5-6
Table

5:
Average Balances, Net Interest

Income and Net Interest Margin
7
Table

6:
Loan Information and Performance

Statistics
8-10
Table

7:
Allowance for Credit Losses 11
Table

8:
Reconciliation of GAAP to Non-GAAP Measures

and Calculation of Regulatory Capital
12-13
Table

9:
Notes to Financial Summary,

Selected Metrics, Loans, and Consolidated

Financial Statements (Tables

1-8)
14

OFG Bancorp (NYSE: OFG)
Table 1: Financial and

Statistical Summary - Consolidated
2021 2020 2020 2020 2020
(Dollars in thousands, except per share data) (unaudited)
Q1 Q4 Q3 Q2 Q1
Statement of Operations
Net interest income $ 98,204

$

98,738

$

99,533
$

105,060
$

105,101
Non-interest income, net (core)
(2)
29,452 34,047 27,486 23,106 26,233
Total core revenues 127,656 132,785 127,019 128,166 131,334
Non-interest expense 77,666 89,039 83,444 85,481 87,322
Pre-provision net revenues
(22)
50,945 44,123 47,415 46,731 49,229
Total provision for credit losses 6,324 14,176 13,669 17,696

(e)

47,131

(e)

Net income before income taxes 44,621 29,947 33,746 29,035 2,098
Income tax expense

14,248 6,646 6,308 7,248 297
Net income available to common stockholders $ 29,118 21,673 25,810 20,159 173
Common Share Statistics
Earnings (loss) per common share - basic
(3)
$ 0.57 0.42 0.50 0.39 -
Earnings (loss) per common share - diluted
(4)
$ 0.56 0.42 0.50 0.39 -
Average common shares outstanding 51,397 51,350 51,342 51,336 51,404
Average common shares outstanding and equivalents 51,616 51,618 51,527 51,470 51,713
Cash dividends per common share $ 0.08 $ 0.07 $ 0.07 $ 0.07 $ 0.07
Book value per common share (period end) $ 19.90 $ 19.54 $ 19.13 $ 18.69 $ 18.33

(d)

Tangible book value per common share (period end)
(5)
$ 17.39 $ 16.97 $ 16.51 $ 16.01 $ 15.60

(d)

Balance Sheet (Average Balances)
Loans
(6)
$ 6,635,908

(b)

$ 6,708,284

(b)

$ 6,787,022

(b)

$ 6,840,650

(b)

$ 6,687,875

(d)

Interest-earning assets 9,358,377 9,270,739 9,218,717 8,845,744 8,556,421
Total assets 10,004,323 9,921,254 9,918,381 9,512,129 9,326,627
Core deposits 8,535,678 8,451,308 8,376,623 7,852,495 7,516,438
Total deposits 8,581,633 8,515,646 8,517,039 8,088,106 7,752,446
Interest-bearing deposits 6,223,419 6,199,929 6,240,639 6,105,014 6,053,482
Borrowings 100,951 101,930 102,916 157,669 271,800
Stockholders' equity 1,101,046 1,083,423 1,062,460 1,037,195 1,043,481

(d)

Common stockholders' equity 1,019,176 1,001,553 980,590 955,325 961,611

(d)

Performance Metrics
Net interest margin
(7)
4.26% 4.24% 4.30% 4.78% 4.94%
Return on average assets
(8)
1.21% 0.94% 1.11% 0.92% 0.08%
Return on average tangible common stockholders' equity
(9)
13.11% 9.99% 12.23% 9.88% 0.08%
Efficiency ratio
(10)
60.84% 67.06% 65.69% 66.70% 66.49%
Full-time equivalent employees, period end 2,238 2,275 2,332 2,373 2,449
Credit Quality Metrics
(1)(21)
Allowance for loan and lease losses $ 201,973 $ 204,809

(a)

$ 235,313 $ 232,701
$

230,755

(d)(e)

Allowance as a % of loans held for investment 3.06%

(b)

3.07%

(a)(b)

3.48%

(b)

3.35%

(b)

3.41%
Net charge-offs $ 9,105 $ 44,814

(a)

$ 10,570 $ 15,750 $ 24,034
Net charge-off rate
(11)
0.55% 2.67%

(a)

0.62% 0.92% 1.44%
Early delinquency rate (30 - 89 days past due)

2.15% 2.68% 2.50% 2.64% 3.16%
Total delinquency rate (30 days and over) 4.65% 5.74% 5.67% 5.56% 6.38%
Capital Ratios (Non-GAAP)
(12)(20)
Leverage ratio 10.48% 10.30% 10.00% 10.16% 10.14%

(c)(d)

Common equity Tier 1 capital ratio 13.56% 13.08% 12.55% 12.03% 11.69%

(c)(d)

Tier 1 risk-based capital ratio 15.28% 14.78% 14.25% 13.71% 13.36%

(c)(d)

Total risk-based capital ratio 16.54% 16.04% 15.50% 14.96% 14.62%

(c)(d)

Tangible common equity ("TCE") ratio 8.95% 9.00% 8.58% 8.39% 8.80%
(a) During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.
(b) At June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021, the

Company had PPP loans amounting to $278.1 million, $289.2 million, $282.7 million

and
$336.7 million, respectively. These loans are fully guaranteed by the SBA and risk-weighted at 0%.
(c) During 1Q 2020, the Company early implemented Simplifications to the Capital Rule, which increased common equity tier 1 (CET1) capital threshold deductions from 10 percent to 25 percent and removed the aggregate 15 percent CET1 threshold deduction.
(d) On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. As a result, a $39.2 million allowance for credit losses was recorded for Non-PCD loans and $0.2 million for unused commitments with the corresponding adjustment reducing retained earnings, net of a $13.9 million deferred tax effect. For PCD loans, the adjustment amounting to $50.5 million was made through the allowance and loan balances with no impact in
capital. The Company elected to phase-in the January 1, 2020 (“day 1”) impact to retained earnings to regulatory capital over the five-year transition period beginning in 2020.
(e) During 1Q 2020 and 2Q2020, the Company increased its provision for credit losses by $34.1 million and

$5 million, respectively, as a result of the Covid-19 pandemic.

OFG Bancorp (NYSE: OFG)
Table 2: Consolidated

Statements of Operations
Quarter Ended
March 31, December 31, September 30, June 30, March 31,
(Dollars in thousands, except per share data) (unaudited)
2021 2020 2020 2020 2020
Interest income:
Loans

(1)

Non-PCD loans
$ 82,936 $ 81,171 $ 83,029 $ 83,832 $ 87,482

PCD loans
25,275 29,250 29,018
(b)
34,700
(b)
28,953

Total interest income from

loans

108,211 110,421 112,047 118,532 116,435
Investment securities 2,771 2,600 2,890 3,160 7,262

Total interest income

110,982 113,021 114,937 121,692 123,697
Interest expense:
Deposits

Core deposits
11,861 13,225 13,808 13,999 15,034

Brokered deposits
163 288 812 1,446 1,586

Total deposits
12,024 13,513 14,620 15,445 16,620
Borrowings 754 770 784 1,187 1,976

Total interest expense
12,778 14,283 15,404 16,632 18,596
Net interest income 98,204 98,738 99,533 105,060 105,101
Provision for credit losses, excluding PCD loans
(1)
2,998 15,464 13,845 15,227 40,951
Provision (recapture) for credit losses on PCD loans

(1)

3,326 (1,288) (176) 2,469 6,180

Total provision for credit losses
6,324 14,176 13,669 17,696
(d)
47,131
(d)

Net interest income after provision for loan and lease losses

91,880 84,562 85,864 87,364 57,970
Non-interest income:
Banking service revenues 16,493 16,901 16,297 13,668 15,713
Wealth management revenues 7,388 10,865
(a)
7,272 6,366 7,286
Mortgage banking activities 5,571 6,281 3,917 3,072 3,234

Total banking and financial service revenues
29,452 34,047 27,486 23,106 26,233
Bargain purchase from Scotiabank PR & USVI acquisition - - 3,465

(c)

3,462

(c)

409

(c)

Other income, net 955 377 375 584 4,808

(f)

Total non-interest income, net

30,407 34,424 31,326 27,152 31,450
Non-interest expense:
Compensation and employee benefits 32,618 30,921 31,955 34,506 35,544
Occupancy, equipment and infrastructure costs 13,128 12,064 11,943 11,837 11,439
General and administrative expenses 30,201 33,454 33,452 31,181 37,345
Net (gain) loss on sale of foreclosed real estate and other repossessed assets (1,770) (300) (866) 316 (193)
Credit related expenses 1,720 1,304 2,189 2,602 2,715
Merger and restructuring charges - 10,092

(e)

2,681

(e)

3,006

(e)

304
COVID 19 expenses 1,769 1,504 2,090 2,033 168

Total non-interest expense
77,666 89,039 83,444 85,481 87,322
Income before income taxes 44,621 29,947 33,746 29,035 2,098
Income tax expense 14,248 6,646 6,308 7,248 297
Net income 30,373 23,301 27,438 21,787 1,801
Less:

dividends on preferred stock
(1,255) (1,628) (1,628) (1,628) (1,628)
Net income available to common shareholders $ 29,118 $ 21,673 $ 25,810 $ 20,159 $ 173
(a) During 4Q 2020, the Company recognized annual insurance contingent commissions amounting to $4.0 million.
(b) During 2Q 2020 and 3Q 2020, the Company recognized interest recoveries on SOP loans acquired in the Scotiabank PR & USVI acquisition collected subsequently to the acquisition
date amounting to $6.0 million and $469 thousand, respectively.
(c) During 1Q 2020, 2Q 2020 and 3Q2020, the Company increased the Bargain purchase from Scotiabank PR & USVI acquisition by $0.4 million, $3.5 million and $3.5 million,
respectively, as part of remeasurement period adjustments.
(d) During 1Q 2020 and 2Q2020, the Company increased its provision for credit losses by $34.1 million and

$5 million, respectively, as a result of the Covid-19 pandemic.
(e) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and USVI operations, incurring in merger and restructuring charges of $3.0 million during 2Q 2020, $2.7 million during 3Q 2020, and $10.1 million during 4Q 2020.

(f) During 1Q 2020, the Company sold $316 million available-for-sale mortgage-backed securities and recognized a gain in the sale of $4.7 million.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated

Statements of Financial Condition
March 31, December 31, September 30, June 30, March 31,
(Dollars in thousands) (unaudited)
2021 2020 2020 2020 2020
Cash and cash equivalents $ 2,409,416 $ 2,155,577 $ 2,283,050 $ 1,900,037 $ 1,325,941
Investments:
Trading securities 23 22 22 22 29
Investment securities available-for-sale, at fair value,

with amortized cost of $462,115 ( December 31, 2020 - $432,175;

September 30, 2020 - $412,899; June 30, 2020 - $529,985;

March 31, 2020 - $648,565; no allowance for credit

losses for any period)

Mortgage-backed securities
457,673 432,935 329,719 340,192 355,637

US treasury notes
10,946 10,983 91,531 197,340 298,986

Other investment securities
2,390 2,520 2,565 2,707 2,837

Total investment securities available-for-sale
471,009 446,438 423,815 540,239 657,460
Mortgage-backed securities held-to-maturity, at amortized cost, no allowance for credit losses 126,767 - - - -
Federal Home Loan Bank (FHLB) stock, at cost 8,233 8,278 8,322 8,366 10,301
Other investments 5,557 3,962 2,205 1,076 973

Total investments

611,589 458,700 434,364 549,703 668,763
Loans, net 6,432,079 6,501,259 6,579,140 6,739,243 6,541,174
Other assets:
Prepaid expenses 58,348 61,416 54,583 40,119 44,633
Deferred tax asset, net 154,540 162,478 178,957 186,730 196,129
Foreclosed real estate and repossessed properties 18,366 13,412 21,374 26,152 30,388
Premises and equipment, net 83,756 83,786 83,270 82,234 81,834
Goodwill 86,069 86,069 86,069 86,069 86,069
Right of use assets 32,714 31,383 35,900 34,692 36,844
Core deposit, customer relationship intangible and other intangibles 43,445 45,896 48,650 51,406 54,174
Servicing asset 47,911 47,295 47,242 47,926 49,287
Accounts receivable and other assets 175,109 178,740 166,392 188,408

(a)

123,335
Total assets $ 10,153,342 $ 9,826,011 $ 10,018,991 $ 9,932,719 $ 9,238,571
Deposits:
Demand deposits $ 4,885,311 $ 4,613,309 $ 4,682,991 $ 4,370,419 $ 3,711,492
Savings accounts 2,142,573 1,920,325 1,919,859 1,978,118 1,829,054
Time deposits 1,693,924 1,832,891 1,933,517 1,975,223 2,023,211
Brokered deposits 34,954 49,115 96,090 218,166 255,514

Total deposits
8,756,762 8,415,640 8,632,457 8,541,926 7,819,271
Borrowings:
Securities sold under agreements to repurchase - - - - 50,103
Advances from FHLB and other borrowings 65,013 66,268 66,781 68,340 77,601
Subordinated capital notes 36,083 36,083 36,083 36,083 36,083

Total borrowings
101,096 102,351 102,864 104,423 163,787
Other liabilities:
Derivative liabilities 1,465 1,712 1,895 2,078 2,059
Acceptances outstanding 24,389 33,349 18,291 20,034 11,763
Lease liability 34,017 32,566 37,029 35,694 37,702
Accrued expenses and other liabilities 127,190 154,418 162,133 187,280 181,395

Total liabilities
9,044,919 8,740,036 8,954,669 8,891,435 8,215,977
Stockholders' equity:
Preferred stock 92,000 92,000 92,000 92,000 92,000
Common stock 59,885 59,885 59,885 59,885 59,885
Additional paid-in capital 622,935 622,652 621,978 621,860 621,206
Legal surplus

106,165 103,269 101,233 98,347 95,945
Retained earnings

322,202 300,096 284,053 264,725 250,557
Treasury stock, at cost (100,994) (102,949) (103,095) (103,121) (103,289)
Accumulated other comprehensive (loss) income, net 6,230 11,022 8,268 7,588 6,290

Total stockholders' equity
1,108,423 1,085,975 1,064,322 1,041,284 1,022,594

Total liabilities and stockholders' equity

$ 10,153,342 $ 9,826,011 $ 10,018,991 $ 9,932,719 $ 9,238,571
(a) During 2Q 2020, the Company offered several deferral programs to clients impacted by the Covid-19, which contributed to the increase of accrued interest receivable by approximately $40 million.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information

on Loan Portfolio and
Production
March 31, December 31, September 30, June 30, March 31,
(Dollars in thousands) (unaudited)
2021 2020 2020 2020 2020
Non-PCD:
(1)

Mortgage
$ 791,062 $ 823,443 $ 847,671 $ 874,286 $ 887,950

Commercial
1,827,102 1,836,137 1,785,022 1,918,424 1,910,192

Commercial Paycheck Protection Program (PPP Loans)
311,823 282,713 289,218 278,059 -

Consumer
395,073 413,552 434,546 458,714 481,710

Auto
1,565,473 1,534,269 1,511,829 1,454,987 1,487,701
4,890,533 4,890,114 4,868,286 4,984,470 4,767,553

Less:

Allowance for credit losses
(156,978) (161,015) (156,409) (151,507) (149,961)

Total non- PCD loans held for investment, net
4,733,555 4,729,099 4,711,877 4,832,963 4,617,592
PCD:
(1)

Mortgage
1,406,044 1,459,932 1,504,914 1,541,637 1,561,557

Commercial
272,793 283,160
(a)
352,555 386,046 391,158

Consumer
1,120 1,394 2,336 2,950 3,350

Auto
23,036 27,533 31,836 37,409 42,466
1,702,993 1,772,019 1,891,641 1,968,042 1,998,531

Less:

Allowance for credit losses
(1)
(44,995) (43,794)
(a)
(78,904) (81,194) (80,794)

Total PCD loans held for investment, net
1,657,998 1,728,225 1,812,737 1,886,848 1,917,737
Total loans held for investment 6,391,553 6,457,324 6,524,614 6,719,811 6,535,329
Mortgage loans held for sale 38,220 41,654 54,526 19,432 5,845
Other loans held for sale 2,306 2,281 - - -
Total loans, net $ 6,432,079 $ 6,501,259 $ 6,579,140 $ 6,739,243 $ 6,541,174
Loan Portfolio Summary:

Loans held for investment:

Mortgage
$ 2,197,106 $ 2,283,375 $ 2,352,585 $ 2,415,923 $ 2,449,507

Commercial
2,411,718 2,402,010 2,426,795 2,582,529 2,301,350

Consumer
396,193 414,946 436,882 461,664 485,060

Auto
1,588,509 1,561,802 1,543,665 1,492,396 1,530,167
6,593,526 6,662,133 6,759,927 6,952,512 6,766,084

Less:

Allowance for credit losses
(201,973) (204,809) (235,313) (232,701) (230,755)

Total loans held for investment, net
6,391,553 6,457,324 6,524,614 6,719,811 6,535,329

Mortgage loans held for sale
38,220 41,654 54,526 19,432 5,845

Other loans held for sale
2,306 2,281 - - -
Total loans, net $ 6,432,079 $ 6,501,259 $ 6,579,140 $ 6,739,243 $ 6,541,174
(a) During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.

OFG Bancorp (NYSE: OFG)
Table 4-2: Information

on Loan Portfolio and
Production
Quarter Ended
March 31, December 31, September 30, June 30, March 31,
(Dollars in thousands) (unaudited)
2021 2020 2020 2020 2020
Loan production
(13)

Mortgage
$ 95,851 $ 97,656 $ 93,650 $ 23,744 $ 30,988

Commercial

83,820 174,894 83,488 98,558 54,113

Commercial PPP Loans
126,266 - 10,318 286,420 -

US Loan Programs
44,841 49,221 90,878 35,711 47,125

Consumer
27,492 25,984 23,540 14,231 39,199

Auto
149,357 137,545 155,880 47,374 109,344

Total
$ 527,627 $ 485,300 $ 457,754 $ 506,038 $ 280,769

OFG Bancorp (NYSE: OFG)
Table 5: Average

Balances, Net Interest

Income and Net Interest Margin
2021 Q1 2020 Q4 2020 Q3 2020 Q2 2020 Q1
Interest

Interest

Interest

Interest

Interest

Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/
(Dollars in thousands) (unaudited)
Balance Expense Rate Balance Expense Rate Balance Expense Rate Balance Expense Rate Balance Expense Rate
Interest earning assets:

Cash equivalents
$ 2,204,431 $ 595 0.11% $ 2,091,458 $ 613 0.12% $ 1,929,024 $ 613 0.13% $ 1,393,187 $ 359 0.10% $ 943,581 $ 2,788 1.19%

Investment securities
518,038 2,176 1.68% 470,997 1,986 1.69% 502,671 2,278 1.81% 611,907 2,801 1.83% 924,965 4,474 1.93%

Loans held for investment
(1)

Non-PCD loans
4,893,874 82,936 6.87% 4,863,902 81,171 6.64% 4,870,753 83,029 6.78% 4,857,281 83,832 6.94% 4,613,878 87,482 7.63%

PCD loans
1,742,034 25,275 5.80% 1,844,382 29,250 6.34% 1,916,269 29,018 6.06% 1,983,369 34,700 7.00% 2,073,997 28,953 5.58%

Total loans
6,635,908 108,211 6.61% 6,708,284 110,421 6.55% 6,787,022 112,047 6.57% 6,840,650 118,532 6.97% 6,687,875 116,435 7.00%
Total interest-earning assets $ 9,358,377 $ 110,982 4.81% $ 9,270,739 $ 113,020 4.85% $ 9,218,717 $ 114,938 4.96% $ 8,845,744 $ 121,692 5.53% $ 8,556,421 $ 123,697 5.81%
Interest bearing liabilities:

Deposits

NOW accounts
$ 2,397,673 $ 2,393 0.40% $ 2,344,903 $ 2,258 0.38% $ 2,227,687 $ 2,247 0.40% $ 2,069,247 $ 2,138 0.42% $ 1,980,505 $ 2,389 0.48%

Savings accounts
2,003,963 2,124 0.43% 1,897,618 1,954 0.41% 1,927,680 2,010 0.41% 1,809,517 1,976 0.44% 1,797,658 2,440 0.55%

Time deposits
1,775,828 5,507 1.26% 1,893,070 6,975 1.47% 1,944,856 7,512 1.54% 1,990,639 7,835 1.58% 2,039,311 8,131 1.60%

Brokered deposits
45,955 163 1.44% 64,338 289 1.78% 140,416 812 2.30% 235,611 1,446 2.47% 236,008 1,586 2.70%
6,223,419 10,187 0.66% 6,199,929 11,476 0.74% 6,240,639 12,581 0.80% 6,105,014 13,395 0.88% 6,053,482 14,546 0.97%

Non-interest bearing deposit accounts
2,358,214 - - 2,315,717 - - 2,276,400 - - 1,983,092 - - 1,698,964 - -

Fair value premium amortization and
core deposit intangible amortization - 1,837 - - 2,037 - - 2,039 - - 2,051 - - 2,074 -

Total deposits
8,581,633 12,024 0.57% 8,515,646 13,513 0.63% 8,517,039 14,620 0.68% 8,088,106 15,446 0.77% 7,752,446 16,620 0.86%

Borrowings

Securities sold under agreements to
repurchase - - - % - - - % - - - % 46,154 334 2.91% 158,462 1,002 2.54%

Advances from FHLB and other
borrowings 64,868 459 2.87% 65,847 468 2.83% 66,833 476 2.83% 75,432 505 2.69% 77,255 539 2.81%

Subordinated capital notes
36,083 295 3.31% 36,083 301 3.34% 36,083 308 3.39% 36,083 347 3.87% 36,083 435 4.85%

Total borrowings
100,951 754 3.03% 101,930 769 3.01% 102,916 784 3.03% 157,669 1,186 3.03% 271,800 1,976 2.92%
Total interest-bearing liabilities $ 8,682,584 $ 12,778 0.60% $ 8,617,576 $ 14,282 0.66% $ 8,619,955 $ 15,404 0.71% $ 8,245,775 $ 16,632 0.81% $ 8,024,246 $ 18,596 0.93%
Interest rate spread $ 98,204 4.21% $ 98,738 4.19% $ 99,534 4.25% $ 105,060 4.72% $ 105,101 4.88%
Net interest margin 4.26% 4.24% 4.30% 4.78% 4.94%
Core deposits: (Non-GAAP)

Deposits

NOW accounts
$ 2,397,673 $ 2,393 0.40% $ 2,344,903 $ 2,258 0.38% $ 2,227,687 $ 2,247 0.40% $ 2,069,247 $ 2,138 0.42% $ 1,980,505 $ 2,389 0.48%

Savings accounts
2,003,963 2,124 0.43% 1,897,618 1,954 0.41% 1,927,680 2,010 0.41% 1,809,517 1,976 0.44% 1,797,658 2,440 0.55%

Time deposits
1,775,828 5,507 1.26% 1,893,070 6,975 1.47% 1,944,856 7,512 1.54% 1,990,639 7,835 1.58% 2,039,311 8,131 1.60%
6,177,464 10,024 0.66% 6,135,591 11,187 0.73% 6,100,223 11,769 0.77% 5,869,403 11,949 0.82% 5,817,474 12,960 0.91%

Non-interest bearing deposit accounts
2,358,214 - - 2,315,717 - - 2,276,400 - - 1,983,092 - - 1,698,964 - -

Total core deposits
$ 8,535,678 $ 10,024 0.48% $ 8,451,308 $ 11,187 0.53% $ 8,376,623 $ 11,769 0.56% $ 7,852,495 $ 11,949 0.61% $ 7,516,438 $ 12,960 0.69%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information

and Performance Statistics

(1)
2021 2020 2020 2020 2020
(Dollars in thousands) (unaudited)
Q1 Q4 Q3 Q2 Q1
Net Charge-offs
(21)
Non-PCD
Mortgage:

Charge-offs
$ 787 $ 225 $ 56 $ 185 $ 418

Recoveries
(615) (79) (269) (9) (249)

Total mortgage
173 146 (213) 176 169
Commercial:

Charge-offs
68 413 298 497 3,771

Recoveries
(430) (334) (253) (631) (1,522)

Total commercial
(363) 79 45 (134) 2,249
Consumer:

Charge-offs
4,469 6,456 5,114 4,187 6,015

Recoveries
(565) (1,832) (663) (443) (644)

Total consumer
3,903 4,624 4,451 3,744 5,371
Auto:

Charge-offs
9,083 12,071 10,123 13,300 13,053

Recoveries
(5,817) (5,928) (5,950) (3,405) (4,211)

Total auto
3,266 6,143 4,173 9,895 8,842

Total
$ 6,980 $ 10,992 $ 8,456 $ 13,681 $ 16,631
PCD
Mortgage:

Charge-offs
$ 2,590 $ 1,344 $ 1,677 $ 2,178 $ 5,143

Recoveries
(146) (63) (89) (580) (122)

Total mortgage
2,444 1,281 1,588 1,598 5,021
Commercial:

Charge-offs
43 33,061
(a)
293 386 2,357

Recoveries
(436) (234) (91) (286) (375)

Total commercial
(393) 32,827 202 100 1,982
Consumer:

Charge-offs
22 21 60 30 431

Recoveries
(21) (200) 1 (30) (63)

Total consumer
1 (179) 61 - 368
Auto:

Charge-offs
456 574 474 600 375

Recoveries
(383) (681) (211) (229) (343)

Total auto
73 (107) 263 371 32

Total
$ 2,125 $ 33,822

(a)

$

2,114

$

2,069

$

7,403
Total Net Charge-offs $ 9,105 $ 44,814 $ 10,570 $ 15,750 $ 24,034
Net Charge-off Rates
(21)
Mortgage 0.47% 0.25% 0.24% 0.30% 0.86%
Commercial

-0.13% 5.45%
(a)
0.04% -0.01% 0.76%
Consumer 3.78% 4.09% 3.94% 3.12% 4.63%
Auto 0.85% 1.56% 1.17% 2.72% 2.31%

Total
0.55% 2.67%
(a)
0.62% 0.92% 1.44%
Average Loans Held For Investment
(21)
Mortgage $ 2,243,303 $ 2,305,495 $ 2,325,756 $ 2,366,600 $ 2,414,685
Commercial

2,405,419 2,416,703 2,484,977 2,484,573 2,239,684
Consumer 413,191 434,565 457,620 479,957 496,313
Auto 1,573,995 1,551,521 1,518,669 1,509,521 1,537,193

Total
$ 6,635,908 $ 6,708,284 $ 6,787,022 $ 6,840,651 $ 6,687,875
(a) During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.

Table 6-2: Loan Information

and Performance Statistics

(Excludes PCD Loans) (1)
OFG Bancorp (NYSE: OFG)
2021 2020 2020 2020 2020
(Dollars in thousands) (unaudited)
Q1 Q4 Q3 Q2 Q1
Early Delinquency (30 - 89 days past due)
Mortgage $ 17,350 $ 22,339 $ 16,783 $ 15,665 $ 20,518
Commercial

3,911 8,043 5,151 7,704 6,074
Consumer 8,250 12,230 12,032 18,254 13,127
Auto 75,449 88,357 87,912 89,825 110,959

Total
$ 104,960 $ 130,969 $ 121,878 $ 131,448 $ 150,678
Early Delinquency Rates (30 - 89 days past due)
Mortgage 2.19% 2.71% 1.98% 1.79% 2.31%
Commercial

0.21% 0.44% 0.29% 0.40% 0.32%
Consumer 2.09% 2.96% 2.77% 3.98% 2.73%
Auto 4.82% 5.76% 5.81% 6.17% 7.46%

Total
2.15% 2.68% 2.50% 2.64% 3.16%
Total Delinquency (30 days and over past due)
Mortgage:

Traditional, Non traditional, and Loans under Loss Mitigation
$ 62,827 $ 67,671 $ 51,123 $ 40,719 $ 46,768

GNMA's buy-back option program
40,777 56,193 62,651 75,091 75,314

Total mortgage
103,604 123,864 113,774 115,810 122,082
Commercial

26,065 30,604 35,596 38,258 33,746
Consumer 11,042 17,147 17,080 22,796 16,808
Auto 86,918 108,842 109,735 100,027 131,715

Total
$ 227,629 $ 280,457 $ 276,185 $ 276,891 $ 304,351
Total Delinquency Rates (30 days and over past due)
Mortgage:

Traditional, Non traditional, and Loans under Loss Mitigation
7.94% 8.22% 6.03% 4.66% 5.27%

GNMA's buy-back option program
5.15% 6.82% 7.39% 8.59% 8.48%

Total mortgage
13.10% 15.04% 13.42% 13.25% 13.75%
Commercial

1.43% 1.67% 1.99% 1.99% 1.77%
Consumer 2.79% 4.15% 3.93% 4.97% 3.49%
Auto 5.55% 7.09% 7.26% 6.87% 8.85%

Total
4.65% 5.74% 5.67% 5.56% 6.38%
Nonperforming Assets
(14)
Mortgage $ 50,933 $ 46,967 $ 40,477 $ 30,491 $ 31,073
Commercial

42,778 41,999 44,941 44,187 42,668
Consumer 2,900 4,987 5,206 4,933 3,690
Auto 11,842 20,766 22,583 10,539 21,147

Total nonperforming loans
108,453 114,719 113,207 90,150 98,578
Foreclosed real estate 15,598 11,596 19,456 24,792 27,292
Other repossessed assets 2,768 1,816 1,918 1,360 3,096

Total nonperforming assets
$ 126,819 $ 128,131 $ 134,581 $ 116,302 $ 128,966
Nonperforming Loan Rates
Mortgage 6.44% 5.70% 4.78% 3.49% 3.50%
Commercial

2.34% 2.29% 2.52% 2.30% 2.23%
Consumer 0.73% 1.21% 1.20% 1.08% 0.77%
Auto 0.76% 1.35% 1.49% 0.72% 1.42%

Total loans
2.22% 2.35% 2.33% 1.81% 2.07%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information

and Performance Statistics

(1)
2021 2020 2020 2020 2020
(Dollars in thousands) (unaudited)
Q1 Q4 Q3 Q2 Q1
Nonperforming PCD Loans
(14)
Mortgage $ 958 $ 1,003 $ 1,003 $ 1,373 $ 1,341
Commercial

34,906 36,470 (a) 79,631 81,064 82,411
Consumer - 1 4 12 10

Total nonperforming loans
$ 35,864 $ 37,474 (a) $ 80,638 $ 82,449 $ 83,762
Nonperforming PCD Loan Rates
Mortgage 0.07% 0.07% 0.07% 0.09% 0.09%
Commercial

12.80% 12.88% (a) 22.59% 21.00% 21.07%
Consumer 0.00% 0.07% 0.17% 0.41% 0.30%

Total
2.11% 2.11% (a) 4.26% 4.19% 4.19%
Total PCD Loans Held for Investment
(21)
Mortgage $ 1,406,044 $ 1,459,932 $ 1,504,914 $ 1,541,637 $ 1,561,557
Commercial

272,793 283,160 352,555 386,046 391,158
Consumer 1,120 1,394 2,336 2,950 3,350

Total loans
$ 1,679,957 $ 1,744,486 $ 1,859,805 $ 1,930,633 $ 1,956,065
2021 2020 2020 2020 2020
(Dollars in thousands) (unaudited)
Q1 Q4 Q3 Q2 Q1
Total Nonperforming Loans
(14)
Mortgage $ 51,891 $ 47,970 $ 41,480 $ 31,864 $ 32,414
Commercial

77,684 78,469 (a) 124,572 125,251 125,079
Consumer 2,900 4,988 5,210 4,945 3,700
Auto 11,842 20,766 22,583 10,539 21,147

Total nonperforming loans
$ 144,317 $ 152,193 (a) $ 193,845 $ 172,599 $ 182,340
Total Nonperforming Loan Rates
Mortgage 2.36% 2.10% 1.76% 1.32% 1.32%
Commercial

3.22% 3.27% (a) 5.13% 4.85% 5.44%
Consumer 0.73% 1.20% 1.19% 1.07% 0.76%
Auto 0.75% 1.33% 1.46% 0.71% 1.38%

Total
2.19% 2.28% (a) 2.87% 2.48% 2.69%
Total Loans Held for Investment
(21)
Mortgage $ 2,197,106 $ 2,283,375 $ 2,352,585 $ 2,415,923 $ 2,449,507
Commercial

2,411,718 2,402,010 2,426,795 2,582,529 2,301,350
Consumer 396,193 414,946 436,882 461,664 485,060
Auto 1,588,509 1,561,802 1,543,665 1,492,396 1,530,167

Total loans
$ 6,593,526 $ 6,662,133 $ 6,759,927 $ 6,952,512 $ 6,766,084
(a) During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.

OFG Bancorp (NYSE: OFG)
Table 7: Allowance

for Credit Losses (1)
Quarter Ended March 31, 2021
(Dollars in thousands) (unaudited) Mortgage Commercial Consumer Auto Total
Allowance for credit losses Non-PCD:

Balance at beginning of period
$ 19,687 $ 45,779 $ 25,253 $ 70,296 $ 161,015

(Recapture) provision for credit losses
(2,480) 1,542 (158) 4,039 2,943

Charge-offs
(787) (68) (4,469) (9,083) (14,407)

Recoveries
615 430 565 5,817 7,427

Balance at end of period
$ 17,035 $ 47,683 $ 21,191 $ 71,069 $ 156,978
Allowance for credit losses PCD:

Balance at beginning of period
$ 26,388 $ 16,406 $ 57 $ 943 $ 43,794

Provision (recapture) for credit losses
5,994 (2,492) (4) (172) 3,326

Charge-offs
(2,590) (43) (22) (456) (3,111)

Recoveries
146 436 21 383 986

Balance at end of period
$ 29,938 $ 14,307 $ 52 $ 698 $ 44,995
Allowance for credit losses summary:

Balance at beginning of period
$ 46,075 $ 62,185 $ 25,310 $ 71,239 $ 204,809

Provision (recapture) for credit losses
3,514 (950) (162) 3,867 6,269

Charge-offs
(3,377) (111) (4,491) (9,539) (17,518)

Recoveries
761 866 586 6,200 8,413

Balance at end of period
$ 46,973 $ 61,990 $ 21,243 $ 71,767 $ 201,973
Allowance coverage ratio 2.14% 2.57% 5.36% 4.52% 3.06%
Allowance coverage ratio excluding PPP loans (Non-GAAP) 2.14% 2.95% 5.36% 4.52% 3.22%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation

of GAAP to Non-GAAP Measures and

Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-
GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies,
they may not be comparable to similarly titled measures reported by other companies.
2021 2020 2020 2020 2020
(Dollars in thousands) (unaudited)
Q1 Q4 Q3 Q2 Q1
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity $ 1,108,423 $ 1,085,975 $ 1,064,322 $ 1,041,284 $ 1,022,594
Less:

Intangible assets
(129,514) (131,965) (134,719) (137,475) (140,243)

Noncumulative perpetual preferred stock
(92,000) (92,000) (92,000) (92,000) (92,000)

Noncumulative perpetual preferred stock issuance costs
10,130 10,130 10,130 10,130 10,130
Tangible common equity $ 897,039 $ 872,140 $ 847,733 $ 821,939 $ 800,481
Common shares outstanding at end of period 51,579 51,387 51,345 51,342 51,327
Tangible book value per common share (Non-GAAP) $ 17.39 $ 16.97 $ 16.51 $ 16.01 $ 15.60
Total Assets to Tangible

Assets
Total assets

$ 10,153,342 $ 9,826,011 $ 10,018,991 $ 9,932,719 $ 9,238,571
Less:

Intangible assets
(129,514) (131,965) (134,719) (137,475) (140,243)
Tangible assets (Non-GAAP) $ 10,023,828 $ 9,694,046 $ 9,884,272 $ 9,795,244 $ 9,098,328
Non-GAAP TCE Ratio
Tangible common equity $ 897,039 $ 872,140 $ 847,733 $ 821,939 $ 800,481
Tangible assets 10,023,828 9,694,046 9,884,272 9,795,244 9,098,328
TCE ratio 8.95% 9.00% 8.58% 8.39% 8.80%
Average Equity to Non-GAAP Average Tangible

Common Equity
Average total stockholders' equity $ 1,101,046 $ 1,083,423 $ 1,062,460 $ 1,037,195 $ 1,043,481
Less:

Average noncumulative perpetual preferred stock
(92,000) (92,000) (92,000) (92,000) (92,000)

Average noncumulative perpetual preferred stock issuance costs
10,130 10,130 10,130 10,130 10,130
Average total common stockholders' equity $ 1,019,176 $ 1,001,553 $ 980,590 $ 955,325 $ 961,611
Less:

Average intangible assets
(130,767) (133,542) (136,138) (139,094) (141,875)
Average tangible common equity $ 888,409 $ 868,011 $ 844,452 $ 816,231 $ 819,736

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation

of GAAP to Non-GAAP Measures and

Calculation of Regulatory Capital Measures

(Continued)
BASEL III

Standardized
2021 2020 2020 2020 2020
(Dollars in thousands) (unaudited)
Q1 Q4 Q3 Q2 Q1
Regulatory Capital Metrics
Common equity Tier 1 capital $ 919,856 $ 894,074 $ 862,636 $ 836,899 $ 816,356
Tier 1 capital 1,036,726 1,010,944 979,506 953,769 933,226
Total risk-based capital
(15)
1,121,832 1,096,764 1,065,744 1,040,987 1,020,748
Risk-weighted assets 6,782,921 6,837,846 6,875,108 6,957,906 6,983,626
(a)
Regulatory Capital Ratios
Common equity Tier 1 capital ratio
(16)
13.56% 13.08% 12.55% 12.03% 11.69%
Tier 1 risk-based capital ratio
(17)
15.28% 14.78% 14.25% 13.71% 13.36%
Total risk-based capital ratio
(18)
16.54% 16.04% 15.50% 14.96% 14.62%
Leverage ratio
(19)
10.48% 10.30% 10.00% 10.16% 10.14%
Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity
(1)
$ 1,108,423 $ 1,085,975 $ 1,064,322 $ 1,041,284 $ 1,022,594
Plus: CECL transition adjustment
(20)
33,637 34,646 33,494 32,269 31,882
Less:

Noncumulative perpetual preferred stock
(92,000) (92,000) (92,000) (92,000) (92,000)

Noncumulative perpetual preferred stock issuance costs
10,130 10,130 10,130 10,130 10,130

Unrealized gains on available-for-sale securities, net of income tax
(7,146) (12,091) (9,453) (8,885) (7,576)

Unrealized losses on cash flow hedges, net of income tax
916 1,069 1,185 1,297 1,286
1,053,960 1,027,729 1,007,678 984,095 966,316
Less:

Disallowed goodwill
(86,069) (86,069) (86,069) (86,069) (86,069)

Disallowed other intangible assets, net
(30,172) (32,073) (33,810) (35,563) (37,241)

Disallowed deferred tax assets, net
(17,863) (15,513) (25,163) (25,564) (26,650)
(a)
Common equity Tier 1 capital 919,856 894,074 862,636 836,899 816,356
Plus:

Qualifying noncumulative perpetual preferred stock
92,000 92,000 92,000 92,000 92,000

Qualifying noncumulative perpetual preferred stock issuance costs
(10,130) (10,130) (10,130) (10,130) (10,130)

Subordinated capital notes
35,000 35,000 35,000 35,000 35,000
Tier 1 capital 1,036,726 1,010,944 979,506 953,769 933,226
Plus tier 2 capital:

Qualifying allowance for loan and lease losses
85,106 85,820 86,238 87,218 87,522
Total risk-based capital $ 1,121,832 $ 1,096,764 $ 1,065,744 $ 1,040,987 $ 1,020,748
(a) During 1Q 2020, the Company early implemented Simplifications to the Capital Rule, which increased common equity tier 1 (CET1) capital threshold deductions from 10 percent to 25 percent and removed the aggregate 15 percent CET1 threshold deduction.

OFG Bancorp (NYSE: OFG)
Table 9: Notes

to Financial Summary,

Selected Metrics, Loans, and Consolidated

Financial Statements (Tables

1 - 8)
(1) We used the terms "PCI" and "SOP" to refer to loans acquired with credit deterioration from the Scotiabank acquisition (December 31, 2019), the BBVAPR acquisition
(December 18, 2012) and the Eurobank FDIC-Assisted acquisition (April 30, 2010), recorded at fair value at acquisition.

On January 1, 2020, the Company implemented
ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. CECL replaces the concept of purchased credit impaired loans (PCI) with the concept of purchased financial assets with credit deterioration (PCD). PCD accounting is called ‘gross-up accounting’ because, at acquisition, an entity grosses up the amortized cost basis of the PCD asset for the initial estimate of credit losses. This Day 1 allowance for credit losses is established without an income statement effect. The Company elected to maintain previously existing pools on adoption, therefore the pool continues to be the unit of account, and the allowance and non-credit discount or premium is not allocated to the individual assets. These loans are not classified as delinquent or nonperforming even
though the customer may be contractually past due because we expect that we will fully collect the carrying value of these loans.
(2)
Total banking and financial service revenues.
(3)
Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4) Calculated based on net income available to common shareholders plus the preferred dividends on the convertible preferred stock, divided by total average common shares outstanding and equivalents for the period as if converted.
(5) Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Table 9:
Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)
Information includes all loans held for investment, including PCD loans.
(7)
Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)
Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)
Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)
Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)
Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12) Non-GAAP ratios. See "Table 9: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)
Production of new loans (excluding renewals).
(14)
Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining
life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)
Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)
Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)
Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)
Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)
Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20) In March 2020, in light of recent strains on the U.S. economy as a result of the coronavirus disease 2019 (COVID-19), the Board of Governors of the Federal Reserve
System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25%
“scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL vs the incurred loss methodology.
(21)
CECL replaces the concept of purchased credit impaired loans (PCI assets) with the concept of purchased financial assets with credit deterioration (PCD assets). An
entity records a PCD asset at the purchase price plus the allowance for credit losses expected at the time of acquisition. Under this method, there is no credit loss expense affecting net income on acquisition. Changes in estimates of expected credit losses after acquisition are recognized as credit loss expense (or reversal of credit loss expense) in subsequent periods as they arise.
(22) Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.